UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2014

XENITH BANKSHARES, INC.

(Exact name of Registrant as specified in charter)

Virginia	000-53380	80-0229922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One James Center, 901 E. Cary Street, Suite 1700 Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 433-2200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 30, 2014, Xenith Bankshares, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2014. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in Item 2.02 of this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 8.01.	Other Events.

On April 30, 2014, the Company received notice from the Federal Reserve Bank of Richmond, acting on delegated authority from the Board of Governors of the Federal Reserve System, that it has approved the application of Xenith Bank, a wholly-owned subsidiary of the Company, to consummate the previously announced merger of Colonial Virginia Bank (“CVB”) with and into Xenith Bank (the “Merger”).

Completion of the Merger remains subject to receipt of approval by the Bureau of Financial Institutions of the Virginia State Corporation Commission and approval of CVB shareholders, as well as the satisfaction of other customary closing conditions. Assuming such approvals are received and conditions are satisfied, the Company expects to complete the Merger by June 30, 2014.

The information contained under “Forward-Looking Statements,” “Additional Information About the Merger of CVB With and Into Xenith Bank and Where to Find It” and “Participants in the Solicitation” included in the press release attached hereto as Exhibit 99.1 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release issued on April 30, 2014 by the Company announcing its financial results for the quarter ended March 31, 2014 (furnished pursuant to Item 2.02, except for the sections “Forward-Looking Statements,” “Additional Information About the Merger of CVB With and Into Xenith Bank and Where to Find It” and “Participants in the Solicitation,” which are also filed pursuant to Item 8.01)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2014

XENITH BANKSHARES, INC.

By:	/s/ Thomas W. Osgood
Thomas W. Osgood
Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued on April 30, 2014 by the Company announcing its financial results for the quarter ended March 31, 2014 (furnished pursuant to Item 2.02, except for the sections “Forward-Looking Statements,” “Additional Information About the Merger of CVB With and Into Xenith Bank and Where to Find It” and “Participants in the Solicitation,” which are also filed pursuant to Item 8.01)